UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, NH353, Golden, Colorado 80401

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5

(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2021, Molson Coors Beverage Company (the “Company”) appointed Roxanne Stelter as its Vice President, Controller and Chief Accounting Officer and principal accounting officer effective immediately. Further, in accordance with the Company’s November 13, 2019 Form 8-K filing, Brian Tabolt ceased his service as the Company’s Principal Accounting Officer on February 18, 2021, however, he will continue to provide transition support services to the Company through May 1, 2021.

Ms. Stelter, age 44, served as the Company’s Vice President and Assistant Controller since December 2019.  Ms. Stelter previously served as Vice President Financial Planning and Controller, MillerCoors LLC from 2017 to 2019 and Operations Finance Manager from 2011 to 2016 and prior to that held other various finance positions of increasing responsibility within MillerCoors LLC and its predecessor companies since 2003. Ms. Stelter holds a Bachelor of Science-Accounting degree from the University of Wisconsin-Green Bay and is a Certified Public Accountant.

There are no family relationships between Ms. Stelter and any director or executive officer of the Company, and there are no relationships or related transactions between Ms. Stelter and the Company that would be required to be reported under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	February 19, 2021	By:	/s/ E. Lee Reichert
E. Lee Reichert
Chief Legal & Government Affairs Officer and Secretary

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